UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
 of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 28, 2016

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Professional Diversity Network, Inc.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-35824	80-0900177
(State of other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 W. Adams Street, Sixth Floor, Chicago, Illinois	60607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (312) 614-0950

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 (Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Professional Diversity Network, Inc. (the “Company”) and NAPW, Inc., the Company’s wholly-owned subsidiary (“NAPW”), have entered into an agreement (the “Settlement Agreement”) with LinkedIn Corporation (“LinkedIn”) to settle the lawsuit LinkedIn filed against NAPW and the Company in September 2016, as previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, which was filed with the Securities and Exchange Commission on November 14, 2016 and which is incorporated by reference in this Current Report on Form 8-K.  The parties to the settlement have agreed to keep the terms of the Settlement Agreement confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2016	PROFESSIONAL DIVERSITY NETWORK, INC.

	By:	/s/ Christopher Wesser
Christopher Wesser Executive Vice President, General Counsel and Secretary